Exhibit 10.1.20

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Award Agreement”) is entered into, by and between Great Plains Energy Incorporated (the “Company”) and _______________ (the “Grantee”).  All capitalized terms in this Agreement that are not defined herein shall have the meanings ascribed to in the Company’s Amended Long-Term Incentive Plan, as amended as of May 1, 2007 (the “Plan”).

WHEREAS, the Grantee is employed by the Company or one of its subsidiaries in a key capacity, and the Company desires to (i) encourage the Grantee to acquire a proprietary and vested long-term interest in the growth and performance of the Company, (ii) provide the Grantee with the incentive to enhance the value of the Company for the benefit of its customers and shareholders, and (iii) encourage the Grantee to remain in the employ of the Company as one of the key employees upon whom the Company's success depends; and

WHEREAS, the Company wishes to grant to Grantee, and Grantee wishes to accept, an Award of Restricted Shares as approved on _________________, pursuant to the terms and conditions of the Plan and this Award Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

1.	Restricted Stock Award. The Company hereby grants to the Grantee an Award of _______________________________ (_____) shares of Restricted Stock subject to the restrictions provided herein.

2.	Terms and Conditions. The Award of Restricted Stock is subject to the following terms and conditions:

a.
The Restricted Stock granted hereunder will be held in book entry and may not be sold, transferred, pledged, hypothecated or otherwise transferred other than as provided in the Plan.  The restrictions will terminate on ____________ (Restriction Period).

b.
Except as otherwise specifically provided herein, the Award of Restricted Stock is subject to and governed by the applicable terms and conditions of the Plan, which are incorporated herein by reference.

GREAT PLAINS ENERGY INCORPORATED

By: ________________________________	By: ________________________________
Michael J. Chesser	___________________ Grantee

Dated: ________________________________